UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JULY 31, 2008

Legg Mason Partners

High Income Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended July 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a very strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% during the first quarter of 2008, and the preliminary estimate for second quarter GDP growth was 3.3%. In recent months, the economy was supported by strong exports and consumer spending, the latter of which was aided by the government’s tax rebate checks.

While the economy may not fall into a recession, it is a moot point for many Americans, as the job market continues to weaken and energy and food prices remain elevated. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first seven months of 2008, and the unemployment rate rose to 5.7% in July, its highest level since March 2004. After oil reached a record $147 a barrel on July 11, 2008, it fell to $123 as of July 31, 2008, which represented an approximate 60% increase from the price as of July 31, 2007.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its latest meetings that took place in June and August (after the reporting period ended), the Fed held rates steady. In conjunction with its August meeting, the Fed stated: “Economic activity expanded in the second quarter, partly reflecting growth in consumer spending and exports. However, labor markets have softened further and financial markets remain under considerable stress. … Inflation has been high, spurred by the earlier

Legg Mason Partners High Income Fund	I

Letter from the chairman continued

increases in the prices of energy and some other commodities, and some indicators of inflation expectations have been elevated. The Committee expects inflation to moderate later this year and next year, but the inflation outlook remains highly uncertain.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period ended July 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then rose in April, May and early June 2008, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the 12 months ended July 31, 2008, two-year Treasury yields fell from 4.56% to 2.52%. Over the same time frame, 10-year Treasury yields moved from 4.78% to 3.99%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.15%.

Periods of increased investor risk aversion caused the high-yield bond market to produce weak results over the 12 months ended July 31, 2008. During that period, the Citigroup High Yield Market Indexv returned -0.50%. While high-yield bond prices rallied on several occasions, it was not enough to overcome several flights to quality that served to drag down the sector.

Despite periods of increased investor risk aversion, the emerging debt markets posted a positive return over the 12 months ended July 31, 2008. During that period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 7.23%. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

II	Legg Mason Partners High Income Fund

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 29, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global ("EMBI Global") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

Legg Mason Partners High Income Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal market conditions, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high-yield corporate bonds, debentures and notes. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized statistical rating organizations, or, if unrated, determined by the subadviser to be of similar credit quality. The Fund may invest without limitation in securities rated lower than B by Moody’s Investors Services, Inc. and/or by Standard and Poor’s Division of The McGraw-Hill Companies, Inc. or, if unrated, determined by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, to be of comparable quality. The Fund may invest in fixed-income securities denominated either in U.S. dollars or foreign currencies, and may invest up to 40% of its assets in fixed-income securities issued by foreign companies, including those in emerging market countries. The Fund’s investments may be of any maturity. The Fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.

Western Asset utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.56% and 4.78%, respectively. Treasury yields then moved lower — and their prices moved higher — as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasuries, while increased investor risk aversion caused other segments of the bond market to falter.

As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the federal funds rateii in September 2007. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic

Legg Mason Partners High Income Fund 2008 Annual Report	1

Fund overview continued

data triggered additional flights to quality in November 2007 and the first quarter of 2008.

Treasury yields then moved higher in April, May and early June, as inflationary pressures increased. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June 2008, resulting in another flight to quality, with Treasury yields moving lower. Yields were then relatively stable in July.

As of July 31, 2008, two- and 10-year Treasury yields were 2.52% and 3.99%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% from September 2007 through April 2008, it held rates steady at its meetings in June and August.

Turning to the high-yield market, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexiii returned 0.52% for the 12-month period ended July 31, 2008. The option-adjusted spreadiv of the Index widened 340 basis points from +410 at the end of July 2007 to +750 by the end of July 2008. The major factors affecting high-yield performance for the period included subprime mortgage contagion, selling pressures — particularly by leveraged funds, the new issue calendar and rising default expectations. The reporting period began with market participants optimistic regarding the economic outlook and credit fundamentals. Leveraged buyout (“LBO”) transactions were still being considered and financed, and demand for non-investment grade product was strong. However, anecdotal information was accumulating that major structural problems were developing in the housing market. By November 2007, the housing bubble had burst. Home prices were in a free fall and mortgage delinquencies were rising at an unprecedented rate. Margin calls on mortgage-related products forced many leveraged players to raise cash. With the bid for mortgage product having disappeared, in many cases, the only liquidity available to these investors was in the high-yield and bank loan markets. With selling pressure from levered players and a forward calendar in the non-investment grade market of over $450 billion to finance already committed LBO transactions, the high-yield asset class went into a protracted decline. As 2008 began, additional worries began to plague the financial markets as oil prices reached record highs and the macro-economic environment began to deteriorate. Expectations of a rise in defaults as a result of tighter lending standards and a weaker economic backdrop accelerated from January to March and the rout in the high-yield market continued. By April 2008, the cumulative effect of actions over the past eight months by the Fed appeared to have taken root as seeds of optimism began to sprout. In April and May, the high-yield asset class experienced a sharp rally as expectations that the economy had stabilized gave investors hope. However, with revelations in June of further major housing-related losses at financial institutions and oil

2	Legg Mason Partners High Income Fund 2008 Annual Report

moving above $140 a barrel, the market retreated sharply for the balance of the reporting period. During the 12-month reporting period, financial institutions realized approximately $421 billion of mortgage-related losses, resulting in elevated systemic risk throughout the financial industry.

The trailing 12-month default rate for the high-yield market rose from 1.50% as of July 31, 2007 to 2.98% as of July 31, 2008. Gross new issue supply totaled $86 billion for the period, down sharply from an average of $120 billion over the past three years.

Q. How did we respond to these changing market conditions?

A. The steep decline in home prices, rising mortgage delinquencies and historically higher energy prices have led many to the conclusion that the U.S. economy is experiencing a recession. Although gross domestic product (“GDP”)v data has yet to confirm that view, the high-yield market has embraced that assumption and priced in an economic contraction with the expectation of significantly higher defaults. We believe that the U.S. economy will avoid a recession but, as result of tighter lending standards (a response to mortgage-related losses), default rates will rise over time.

We are aware that our view is not a consensus. We also acknowledge that our portfolio positioning has been challenged as the market has punished risk taking. However, as long-term fundamental investors, unless fundamentals unravel, we view current valuations as offering a significant investment opportunity.

Consequently, we remained overweight to lower-rated high-yield issues. Valuations for CCC and below rated securities, in our view, are extreme and stand to benefit the most when the market reverts back to fundamentals. We favored the Utilities and Media-Cable industries. Utilities is a defensive sector that offers significant yield. Media-Cable companies, in general, produce stable and predictable cash flows and it is an industry that has proven to be recession resistant.

Legg Mason Partners High Income Fund 2008 Annual Report	3

Fund overview continued

Performance review

For the 12 months ended July 31, 2008, Class A shares of Legg Mason Partners High Income Fund, excluding sales charges, returned -2.10%. The Fund’s unmanaged benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, and its former unmanaged benchmark, the Citigroup High Yield Market (7-10 Year) Indexvi, returned 0.52% and 0.70%, respectively, for the same period. The Lipper High Current Yield Funds Category Average1 returned -1.37% over the same time frame.

PERFORMANCE SNAPSHOT as of July 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
High Income Fund — Class A Shares	-1.46%	-2.10%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index	-0.80%	0.52%
Citigroup High Yield Market (7-10 Year) Index	-0.41%	0.70%
Lipper High Current Yield Funds Category Average[1]	-1.46%	-1.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -1.74%, Class C shares returned -1.49% and Class I shares returned -1.30% over the six months ended July 31, 2008. Excluding sales charges, Class B shares returned -2.77%, Class C shares returned -2.48% and Class I shares returned -1.93% over the 12 months ended July 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended July 31, 2008 for Class A, B, C and I shares were 10.33%, 10.34%, 10.36% and 11.15%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C and I shares would have been 10.33%, 10.34%, 10.34% and 11.15%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated December 1, 2007, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.92%, 1.40%, 1.38% and 0.62%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 477 funds for the six-month period and among the 460 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Partners High Income Fund 2008 Annual Report

Q. What were the leading contributors to performance?

A. Issue selection had a positive impact on the Fund’s relative performance as eight of its 10 largest overweight positions, which represented over 15% of the portfolio, outperformed the overall benchmark.

The Fund’s overweights to the Capital Goods1, Energy and Utilities sectors contributed to performance, as these sectors returned 2.36%, 7.23% and 7.92%, respectively. The Fund also benefited from an underweight to Consumer Cyclicals2, which returned -6.80%.

Q. What were the leading detractors from performance?

A. Credit quality allocation was the major contributor to the Fund’s underperformance versus its benchmark and its peer group during the reporting period. The Fund maintained an overweight to CCC and below rated securities which returned -4.74%. An overweight to Financials, which returned -13.36%, and Transportation3, which returned -5.34%, detracted from performance. In addition, the Fund had a significant underweight to BB-rated securities, which returned 3.11% over the fiscal year.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in Legg Mason Partners High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 19, 2008

[1]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[2]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other Consumer Services.

[3]	Transportation consists of the following industries: Airlines, Railroads and other Transportation-related Services.

Legg Mason Partners High Income Fund 2008 Annual Report	5

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2008 were: Consumer Discretionary (18.7%), Industrials (14.0%), Energy (13.0%), Financials (12.7%) and Utilities (10.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, high-yield bonds are rated below investment-grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv	An option-adjusted spread (“OAS”) is a measurement tool for evaluating price differences between similar products net of any embedded options. A larger OAS implies a greater return for greater risks.

[v]	Gross domestic product ("GDP") is the market value of all final goods and services produced within a country in a given period of time.

vi	The Citigroup High Yield Market (7-10 Year) Index is an unmanaged broad-based index of high-yield bonds with a remaining maturity of at least seven years, but less than ten years.

6	Legg Mason Partners High Income Fund 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — July 31, 2008

Legg Mason Partners High Income Fund 2008 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2008 and held for the six months ended July 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(1.46)%	$1,000.00	$985.40	0.95%	$4.69
Class B	(1.74)	1,000.00	982.60	1.55	7.64
Class C	(1.49)	1,000.00	985.10	1.38	6.81
Class I	(1.30)	1,000.00	987.00	0.65	3.21

[1]	For the six months ended July 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners High Income Fund 2008 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.14	0.95%	$4.77
Class B	5.00	1,000.00	1,017.16	1.55	7.77
Class C	5.00	1,000.00	1,018.00	1.38	6.92
Class I	5.00	1,000.00	1,021.63	0.65	3.27

[1]	For the six months ended July 31, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners High Income Fund 2008 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 7/31/08	(2.10)%	(2.77)%	(2.48)%	(1.93)%
Five Years Ended 7/31/08	5.97	5.42	5.51	6.24
Ten Years Ended 7/31/08	2.46	1.93	2.01	2.77

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 7/31/08	(6.24)%	(6.79)%	(3.38)%	(1.93)%
Five Years Ended 7/31/08	5.06	5.27	5.51	6.24
Ten Years Ended 7/31/08	2.01	1.93	2.01	2.77

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (7/31/98 through 7/31/08)		27.46%
Class B (7/31/98 through 7/31/08)		21.03
Class C (7/31/98 through 7/31/08)		22.07
Class I (7/31/98 through 7/31/08)		31.43

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

10	Legg Mason Partners High Income Fund 2008 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS B SHARES OF LEGG MASON PARTNERS HIGH INCOME FUND VS.
LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX AND CITIGROUP HIGH YIELD
MARKET (7-10 YEAR) INDEX† — July 1998 - July 2008

†	Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2008. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Citigroup High Yield Market (7-10 Year) Index is an unmanaged broad-based index of high-yield bonds with a remaining maturity of at least seven years, but less than ten years. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Effective September 24, 2007, the Fund’s benchmark changed from the Citigroup High Yield Market (7-10 Year) Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The benchmark was changed to better reflect the composition of the Fund’s portfolio holdings.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners High Income Fund 2008 Annual Report	11

Schedule of investments

July 31, 2008

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

CORPORATE BONDS & NOTES — 91.9%
CONSUMER DISCRETIONARY — 18.2%
	Auto Components — 1.5%
	Allison Transmission Inc., Senior Notes:
$1,270,000	11.000% due 11/1/15(a)	$1,155,700
1,500,000	11.250% due 11/1/15(a)(b)	1,312,500
1,970,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	699,350
	Visteon Corp., Senior Notes:
2,447,000	8.250% due 8/1/10	2,116,655
3,374,000	12.250% due 12/31/16(a)	2,361,800
	Total Auto Components	7,646,005
	Automobiles — 1.3%
	General Motors Corp.:
2,830,000	Notes, 7.200% due 1/15/11	1,867,800
9,855,000	Senior Debentures, 8.375% due 7/15/33	4,902,863
	Total Automobiles	6,770,663
	Diversified Consumer Services — 0.5%
2,825,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	2,464,813
	Hotels, Restaurants & Leisure — 4.3%
	Boyd Gaming Corp., Senior Subordinated Notes:
180,000	6.750% due 4/15/14	133,200
580,000	7.125% due 2/1/16	420,500
2,215,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)	44,300
1,510,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	1,140,050
1,540,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	1,493,800
1,565,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	1,205,050
1,510,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	1,487,350
1,300,000	Harrah’s Operating Co. Inc., Senior Notes, 10.750% due 2/1/16(a)	988,000
1,890,000	Indianapolis Downs LLC & Capital Corp., 11.000% due 11/1/12(a)	1,540,350
4,970,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	3,652,950
1,500,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	1,237,500
1,025,000	MGM MIRAGE Inc., Senior Subordinated Notes, 8.375% due 2/1/11	930,187
1,265,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	1,043,625
1,130,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.936% due 2/1/14(a)(d)	830,550

See Notes to Financial Statements.

12	Legg Mason Partners High Income Fund 2008 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Hotels, Restaurants & Leisure — 4.3% continued
	Station Casinos Inc.:
	Senior Notes:
$940,000	6.000% due 4/1/12	$634,500
3,045,000	7.750% due 8/15/16	2,055,375
150,000	Senior Subordinated Notes, 6.625% due 3/15/18	66,750
2,625,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)	2,533,125
	Total Hotels, Restaurants & Leisure	21,437,162
	Household Durables — 1.9%
1,145,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	1,001,875
2,970,000	K Hovnanian Enterprises Inc., 11.500% due 5/1/13(a)	3,021,975
2,890,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	2,875,550
2,660,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 10.388% due 9/1/12	2,433,900
	Total Household Durables	9,333,300
	Internet & Catalog Retail — 0.3%
175,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	167,125
1,145,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	1,190,800
	Total Internet & Catalog Retail	1,357,925
	Media — 5.9%
	Affinion Group Inc.:
95,000	Senior Notes, 10.125% due 10/15/13	95,950
2,910,000	Senior Subordinated Notes, 11.500% due 10/15/15	2,910,000
6,097,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	4,648,962
1,390,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	1,230,150
1,230,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	848,700
960,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	662,400
3,430,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	3,584,350
2,775,000	CSC Holdings Inc., Senior Notes, 8.125% due 7/15/09	2,809,688
3,174,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	2,499,525
750,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	778,125
710,000	EchoStar DBS Corp., 7.750% due 5/31/15	685,150

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2008 Annual Report	13

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Media — 5.9% continued
$4,925,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	$2,265,500
920,000	R.H. Donnelley Corp., Senior Discount Notes, 6.875% due 1/15/13	460,000
310,000	R.H. Donnelley Inc., 11.750% due 5/15/15(a)	230,950
2,785,000	Sun Media Corp., 7.625% due 2/15/13	2,659,675
	TL Acquisitions Inc.:
1,480,000	Senior Notes, 10.500% due 1/15/15(a)	1,309,800
2,500,000	Senior Subordinated Notes, step bond to yield 13.249% due 7/15/15(a)	1,837,500
	Total Media	29,516,425
	Multiline Retail — 1.4%
	Dollar General Corp.:
385,000	Senior Notes, 10.625% due 7/15/15	389,812
2,060,000	Senior Subordinated Notes, 11.875% due 7/15/17(b)	1,957,000
	Neiman Marcus Group Inc.:
1,410,000	Senior Notes, 9.000% due 10/15/15(b)	1,388,850
3,265,000	Senior Subordinated Notes, 10.375% due 10/15/15	3,216,025
	Total Multiline Retail	6,951,687
	Specialty Retail — 1.0%
650,000	Ace Hardware Corp., Senior Secured Notes, 9.125% due 6/1/16(a)	594,750
1,945,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	1,558,431
1,000,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	1,025,000
	Michaels Stores Inc.:
1,845,000	Senior Notes, 10.000% due 11/1/14	1,489,838
690,000	Senior Subordinated Bonds, 11.375% due 11/1/16	489,900
	Total Specialty Retail	5,157,919
	Textiles, Apparel & Luxury Goods — 0.1%
691,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	666,815
	TOTAL CONSUMER DISCRETIONARY	91,302,714
CONSUMER STAPLES — 1.5%
	Food & Staples Retailing — 0.1%
317,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	365,157
	Food Products — 0.7%
3,825,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	3,538,125
	Household Products — 0.3%
1,825,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,747,437

See Notes to Financial Statements.

14	Legg Mason Partners High Income Fund 2008 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Tobacco — 0.4%
	Alliance One International Inc., Senior Notes:
$1,450,000	8.500% due 5/15/12	$1,366,625
690,000	11.000% due 5/15/12	708,975
	Total Tobacco	2,075,600
	TOTAL CONSUMER STAPLES	7,726,319
ENERGY — 12.1%
	Energy Equipment & Services — 1.4%
327,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	404,086
1,145,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	1,142,138
885,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	876,150
900,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14(a)	909,000
1,735,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	1,756,687
1,540,000	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	1,695,026
	Total Energy Equipment & Services	6,783,087
	Oil, Gas & Consumable Fuels — 10.7%
1,960,000	Atlas Pipeline Partners LP, 8.750% due 6/15/18(a)	1,935,500
4,465,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	4,531,975
	Chesapeake Energy Corp., Senior Notes:
1,865,000	6.375% due 6/15/15	1,771,750
4,505,000	6.250% due 1/15/18	4,155,862
1,520,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	1,512,400
67	Corral Finans AB, Senior Subordinated Secured Bonds, 4.291% due 4/15/10(a)(b)(d)	57
5,915,000	El Paso Corp., Medium-Term Notes, 7.800% due 8/1/31	5,909,487
	Enterprise Products Operating LP, Junior Subordinated Notes:
1,680,000	8.375% due 8/1/66(d)	1,643,729
525,000	7.034% due 1/15/68(d)	458,522
3,000,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	2,985,000
590,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16(a)	570,825
2,950,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	3,016,375
	Mariner Energy Inc., Senior Notes:
1,580,000	7.500% due 4/15/13	1,504,950
555,000	8.000% due 5/15/17	525,863
1,220,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18(a)	1,220,000
530,000	OPTI Canada Inc., Senior Secured Notes, 7.875% due 12/15/14	528,675
1,570,000	Parallel Petroleum Corp., 10.250% due 8/1/14	1,566,075

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2008 Annual Report	15

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 10.7% continued
	Petrohawk Energy Corp., Senior Notes:
$1,275,000	9.125% due 7/15/13	$1,297,313
410,000	7.875% due 6/1/15(a)	398,725
	Petroplus Finance Ltd.:
900,000	6.750% due 5/1/14(a)	792,000
1,300,000	Senior Note, 7.000% due 5/1/17(a)	1,131,000
1,350,000	Quicksilver Resources Inc., 8.250% due 8/1/15	1,319,625
5,000,000	SandRidge Energy Inc., 8.625% due 4/1/15(a)(b)	5,075,000
4,000,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)	560,000
1,150,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(a)	1,184,500
400,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	378,000
750,000	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11	791,250
3,310,000	VeraSun Energy Corp., 9.375% due 6/1/17	1,754,300
1,855,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	1,752,975
2,080,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	2,012,400
1,605,000	Williams Cos. Inc., Notes, 7.875% due 9/1/21	1,713,337
	Total Oil, Gas & Consumable Fuels	53,997,470
	TOTAL ENERGY	60,780,557
FINANCIALS — 11.7%
	Commercial Banks — 0.5%
750,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	748,125
	TuranAlem Finance BV, Bonds:
1,490,000	8.250% due 1/22/37(a)	1,143,575
1,090,000	8.250% due 1/22/37(a)	846,113
	Total Commercial Banks	2,737,813
	Consumer Finance — 5.0%
2,525,000	AmeriCredit Corp., 8.500% due 7/1/15	1,950,563
	Ford Motor Credit Co., Senior Notes:
2,466,000	8.026% due 6/15/11(d)	1,947,654
1,000,000	5.538% due 1/13/12(d)	725,552
585,000	7.241% due 4/15/12(d)	555,556
12,610,000	12.000% due 5/15/15	10,638,817
	General Motors Acceptance Corp.:
7,490,000	Bonds, 8.000% due 11/1/31	4,204,324
2,520,000	Notes, 6.875% due 8/28/12	1,582,792
3,580,000	SLM Corp., 8.450% due 6/15/18	3,384,303
	Total Consumer Finance	24,989,561

See Notes to Financial Statements.

16	Legg Mason Partners High Income Fund 2008 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Financial Services — 3.2%
$1,220,000	AAC Group Holding Corp., Step bond to yield 10.262% due 10/1/12(a)	$1,177,300
280,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15(a)	173,600
1,180,000	Capmark Financial Group Inc., 5.875% due 5/10/12	752,569
2,010,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	1,643,175
2,250,000	Citigroup Inc., Junior Subordinated Notes, 8.400% due 4/30/18(d)(e)	1,929,352
1,500,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	1,501,875
	Residential Capital LLC:
2,690,000	8.500% due 5/15/10(a)	1,936,800
2,692,000	9.625% due 5/15/15(a)	1,063,340
	TNK-BP Finance SA:
1,486,000	7.875% due 3/13/18(a)	1,374,550
725,000	Senior Notes, 7.875% due 3/13/18(a)	674,250
	Vanguard Health Holdings Co.:
2,345,000	I LLC, Senior Discount Notes, step bond to yield 12.579% due 10/1/15	2,075,325
1,700,000	II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	1,666,000
	Total Diversified Financial Services	15,968,136
	Insurance — 0.6%
3,510,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(d)	3,152,780
	Real Estate Investment Trusts (REITs) — 0.6%
830,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	693,050
	Ventas Realty LP/Ventas Capital Corp.:
475,000	8.750% due 5/1/09	484,500
200,000	6.750% due 6/1/10	200,500
158,000	9.000% due 5/1/12	167,283
1,340,000	Senior Notes, 6.750% due 4/1/17	1,269,650
	Total Real Estate Investment Trusts (REITs)	2,814,983
	Real Estate Management & Development — 0.7%
1,665,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	1,007,325
	Realogy Corp.:
290,000	10.500% due 4/15/14	189,950
2,400,000	11.000% due 4/15/14(b)	1,314,000
2,345,000	Senior Subordinated Notes, 12.375% due 4/15/15	1,125,600
	Total Real Estate Management & Development	3,636,875
	Thrifts & Mortgage Finance — 1.1%
7,090,000	Ocwen Capital Trust I, Junior Subordinated, Capital Securities, 10.875% due 8/1/27	5,317,500
	TOTAL FINANCIALS	58,617,648

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2008 Annual Report	17

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

HEALTH CARE — 7.2%
	Health Care Equipment & Supplies — 0.7%
$1,600,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	$1,448,000
	Biomet Inc.:
710,000	10.375% due 10/15/17(b)	750,825
975,000	11.625% due 10/15/17	1,034,719
170,000	Fresenius Medical Care Capital Trust IV, 7.875% due 6/15/11	173,400
	Total Health Care Equipment & Supplies	3,406,944
	Health Care Providers & Services — 6.5%
2,515,000	CRC Health Corp., 10.750% due 2/1/16	1,999,425
	DaVita Inc.:
1,190,000	Senior Notes, 6.625% due 3/15/13	1,166,200
1,630,000	Senior Subordinated Notes, 7.250% due 3/15/15	1,611,662
	HCA Inc.:
	Notes:
270,000	9.000% due 12/15/14	255,141
815,000	6.375% due 1/15/15	672,375
1,790,000	7.690% due 6/15/25	1,415,867
	Senior Secured Notes:
2,445,000	9.250% due 11/15/16	2,524,462
4,810,000	9.625% due 11/15/16(b)	4,966,325
3,828,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	3,856,710
	Tenet Healthcare Corp., Senior Notes:
2,575,000	6.375% due 12/1/11	2,549,250
470,000	6.500% due 6/1/12	458,838
6,800,000	7.375% due 2/1/13	6,426,000
	Universal Hospital Services Inc.:
740,000	6.303% due 6/1/15(d)	691,900
715,000	Senior Secured Notes, 8.500% due 6/1/15(b)	718,575
4,255,000	US Oncology Holdings Inc., Senior Notes, 7.949% due 3/15/12(b)(d)	3,425,275
	Total Health Care Providers & Services	32,738,005
	Pharmaceuticals — 0.0%
6,270,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(g)	141,075
	TOTAL HEALTH CARE	36,286,024
INDUSTRIALS — 13.4%
	Aerospace & Defense — 1.9%
1,370,000	BE Aerospace Inc., 8.500% due 7/1/18	1,417,950

See Notes to Financial Statements.

18	Legg Mason Partners High Income Fund 2008 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Aerospace & Defense — 1.9% continued
$2,015,000	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	$2,045,225
4,360,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	4,327,300
2,075,000	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	1,934,937
	Total Aerospace & Defense	9,725,412
	Airlines — 1.7%
1,260,000	Continental Airlines Inc., Pass-Through Certificates, 7.339% due 4/19/14	932,400
4,670,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	4,576,600
1,428,190	Delta Air Lines Inc., 8.954% due 8/10/14	1,042,578
	United Airlines Inc., Pass-Through Certificates:
316,338	8.030% due 7/1/11	354,298
1,205,104	7.186% due 10/1/12	1,193,429
253,220	Senior Secured Notes, 7.032% due 10/1/10(f)	248,789
	Total Airlines	8,348,094
	Building Products — 1.6%
	Associated Materials Inc.:
5,910,000	Senior Discount Notes, step bond to yield 13.669% due 3/1/14	3,649,425
1,140,000	Senior Subordinated Notes, 9.750% due 4/15/12	1,128,600
	Nortek Inc.:
1,580,000	Senior Secured Notes, 10.000% due 12/1/13(a)	1,422,000
1,320,000	Senior Subordinated Notes, 8.500% due 9/1/14	754,050
2,635,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 12.136% due 3/1/14	1,100,113
	Total Building Products	8,054,188
	Commercial Services & Supplies — 3.7%
3,733,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	3,751,665
675,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15(a)	594,000
	DynCorp International LLC/DIV Capital Corp.:
260,000	9.500% due 2/15/13(a)	259,675
5,670,000	Senior Subordinated Notes, 9.500% due 2/15/13	5,620,387
4,443,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	4,687,365
2,795,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	2,305,875
	US Investigations Services Inc.:
1,640,000	11.750% due 5/1/16(a)	1,402,200
220,000	Senior Subordinated Notes, 10.500% due 11/1/15(a)	200,200
	Total Commercial Services & Supplies	18,821,367

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2008 Annual Report	19

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Construction & Engineering — 0.2%
$1,150,000	CSC Holdings Inc., 8.500% due 6/15/15(a)	$1,138,500
	Industrial Conglomerates — 0.3%
	Sequa Corp., Senior Notes:
960,000	11.750% due 12/1/15(a)	840,000
960,000	13.500% due 12/1/15(a)(b)	840,000
	Total Industrial Conglomerates	1,680,000
	Machinery — 0.4%
1,060,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	985,800
910,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	894,075
	Total Machinery	1,879,875
	Road & Rail — 2.3%
3,785,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	3,926,937
6,595,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	5,770,625
	Kansas City Southern de Mexico, Senior Notes:
1,380,000	7.625% due 12/1/13	1,359,300
235,000	7.375% due 6/1/14	227,363
	Total Road & Rail	11,284,225
	Trading Companies & Distributors — 1.0%
1,597,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	1,413,345
1,570,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,358,050
2,975,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	2,127,125
	Total Trading Companies & Distributors	4,898,520
	Transportation Infrastructure — 0.3%
	Swift Transportation Co., Senior Secured Notes:
2,295,000	10.426% due 5/15/15(a)(d)	837,675
1,745,000	12.500% due 5/15/17(a)	689,275
	Total Transportation Infrastructure	1,526,950
	TOTAL INDUSTRIALS	67,357,131
INFORMATION TECHNOLOGY — 1.9%
	Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
650,000	Senior Notes, 9.500% due 10/15/15	451,750
	Senior Secured Notes:
610,000	5.541% due 10/15/13(d)	481,138
905,000	7.875% due 10/15/14	757,937
	Total Electronic Equipment & Instruments	1,690,825

See Notes to Financial Statements.

20	Legg Mason Partners High Income Fund 2008 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	IT Services — 1.2%
$1,635,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(b)	$1,487,850
	SunGard Data Systems Inc.:
1,280,000	Senior Notes, 9.125% due 8/15/13	1,315,200
2,995,000	Senior Subordinated Notes, 10.250% due 8/15/15	3,054,900
	Total IT Services	5,857,950
	Semiconductors & Semiconductor Equipment — 0.1%
360,000	Freescale Semiconductor Inc., 10.125% due 12/15/16	284,400
	Software — 0.3%
2,065,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	1,579,725
	TOTAL INFORMATION TECHNOLOGY	9,412,900
MATERIALS — 8.1%
	Chemicals — 1.7%
4,240,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	2,226,000
1,360,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	1,281,800
2,060,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	2,183,600
4,555,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(a)	2,664,675
	Total Chemicals	8,356,075
	Containers & Packaging — 0.5%
20,000	Berry Plastics Holding Corp., 10.250% due 3/1/16	13,100
741,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	692,835
595,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	508,725
1,775,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(f)(g)	0
930,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16(a)	962,550
440,000	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	378,400
	Total Containers & Packaging	2,555,610
	Metals & Mining — 2.9%
2,365,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	2,481,157
650,000	Metals USA Holdings Corp., 8.791% due 7/1/12(b)(d)	599,625
2,655,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	2,761,200
1,840,000	Noranda Aluminium Holding Corp., Senior Notes, 8.578% due 11/15/14(d)	1,518,000
2,915,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	2,710,950
4,745,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)	4,650,100
	Total Metals & Mining	14,721,032

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2008 Annual Report	21

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Paper & Forest Products — 3.0%
	Abitibi-Consolidated Co. of Canada:
$3,765,000	15.500% due 7/15/10(a)	$2,842,575
2,860,000	Senior Secured Notes, 13.750% due 4/1/11(a)	2,995,850
2,960,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	2,752,800
3,050,000	NewPage Corp., Senior Secured Notes, 9.051% due 5/1/12(d)	2,912,750
1,684,997	Newpage Holding Corp., 9.986% due 11/1/13(b)(d)	1,575,473
1,250,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	1,118,750
770,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	650,650
	Total Paper & Forest Products	14,848,848
	TOTAL MATERIALS	40,481,565
TELECOMMUNICATION SERVICES — 7.3%
	Diversified Telecommunication Services — 5.1%
695,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	545,575
	Citizens Communications Co.:
170,000	Debentures, 7.050% due 10/1/46	116,025
1,675,000	Senior Notes, 7.875% due 1/15/27	1,482,375
3,570,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(c)(f)(g)	0
1,090,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15	234,350
5,000,000	Intelsat Corp., 9.250% due 8/15/14(a)	4,962,500
	Level 3 Financing Inc.:
1,565,000	6.704% due 2/15/15(d)	1,314,600
2,250,000	Senior Notes, 9.250% due 11/1/14	2,058,750
3,035,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	2,943,950
1,200,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	1,113,000
4,815,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	4,477,950
3,000,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	3,120,000
3,555,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	3,617,212
	Total Diversified Telecommunication Services	25,986,287
	Wireless Telecommunication Services — 2.2%
1,680,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	1,957,200
1,040,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	1,014,000

See Notes to Financial Statements.

22	Legg Mason Partners High Income Fund 2008 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Wireless Telecommunication Services — 2.2% continued
	Sprint Capital Corp., Senior Notes:
$260,000	8.375% due 3/15/12	$255,646
3,780,000	6.875% due 11/15/28	3,002,915
5,590,000	True Move Co., Ltd., 10.750% due 12/16/13(a)	4,723,550
	Total Wireless Telecommunication Services	10,953,311
	TOTAL TELECOMMUNICATION SERVICES	36,939,598
UTILITIES — 10.5%
	Electric Utilities — 1.4%
740,000	IPALCO Enterprises Inc., Senior Secured Notes, 8.625% due 11/14/11	755,725
1,625,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,759,062
4,740,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(a)(b)	4,585,950
	Total Electric Utilities	7,100,737
	Gas Utilities — 0.7%
3,645,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	3,380,738
	Independent Power Producers & Energy Traders — 8.4%
820,000	AES China Generating Co., Ltd., 8.250% due 6/26/10	761,872
	AES Corp., Senior Notes:
2,700,000	8.000% due 10/15/17	2,673,000
1,025,000	8.000% due 6/1/20(a)	991,687
4,750,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	4,393,750
	Edison Mission Energy, Senior Notes:
2,240,000	7.750% due 6/15/16	2,256,800
860,000	7.200% due 5/15/19	812,700
2,385,000	7.625% due 5/15/27	2,110,725
19,170,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)	19,074,150
974,294	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	1,098,517
1,775,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,783,875
6,730,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	6,544,925
	Total Independent Power Producers & Energy Traders	42,502,001
	TOTAL UTILITIES	52,983,476
	TOTAL CORPORATE BONDS & NOTES (Cost — $532,984,599)	461,887,932

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2008 Annual Report	23

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
$8,721,391	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(f)(g) (Cost — $9,766,723)	$0
CONVERTIBLE BOND & NOTE — 0.3%
INDUSTRIALS — 0.3%
	Marine — 0.3%
2,090,000	Horizon Lines Inc., 4.250% due 8/15/12 (Cost — $1,654,735)	1,664,162
COLLATERALIZED SENIOR LOANS — 2.5%
CONSUMER DISCRETIONARY — 0.5%
	Auto Components — 0.5%
2,985,000	Allison Transmission, Term Loan B, 5.220% due 8/7/14(d)	2,679,784
ENERGY — 0.9%
	Energy Equipment & Services — 0.6%
2,843,188	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18	2,814,756
	Oil, Gas & Consumable Fuels — 0.3%
2,000,000	Stallion Oilfield Services, Term Loan, 7.611% due 7/31/12(d)	1,766,666
	TOTAL ENERGY	4,581,422
INDUSTRIALS — 0.3%
	Trading Companies & Distributors — 0.3%
1,590,301	Penhall International Corp., Term Loan, 12.393% due 4/1/12(d)(f)	1,415,368
INFORMATION TECHNOLOGY — 0.3%
	IT Services — 0.3%
1,735,000	First Data Corp., 9.320% due 9/24/15(d)	1,600,262
MATERIALS — 0.5%
	Containers & Packaging — 0.4%
3,288,472	Berry Plastics Corp., Senior Term Loan, 11.646% due 6/15/14(d)	1,973,083
	Paper & Forest Products — 0.1%
672,000	Verso Paper Holdings LLC, 9.033% due 2/1/13(d)	559,440
	TOTAL MATERIALS	2,532,523
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $14,550,976)	12,809,359
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
8,819,088	Home Interiors & Gifts Inc.(f)(g)*	9

See Notes to Financial Statements.

24	Legg Mason Partners High Income Fund 2008 Annual Report

LEGG MASON PARTNERS HIGH INCOME FUND
SHARES	SECURITY	VALUE

CONSUMER STAPLES — 0.0%
	Food Products — 0.0%
185,784	Aurora Foods Inc.(f)(g)*	$0
MATERIALS — 0.0%
	Chemicals — 0.0%
3	Pliant Corp.(f)(g)*	0
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
7,716	McLeodUSA Inc., Class A Shares(f)(g)*	0
18,375	Pagemart Wireless(f)(g)*	184
	TOTAL TELECOMMUNICATION SERVICES	184
	TOTAL COMMON STOCKS (Cost — $4,375,892)	193
PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
6	ION Media Networks Inc., Series B, 12.000%* (Cost — $263,807)	3,835
CONVERTIBLE PREFERRED STOCKS — 1.0%
FINANCIALS — 1.0%
	Diversified Financial Services — 1.0%
3,350	Bank of America Corp., 7.250% due 12/31/49	3,125,550
39,200	Citigroup Inc., 6.500% due 12/31/49	1,734,208
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $5,318,544)	4,859,758
WARRANTS
WARRANTS — 0.0%
3,650	Cybernet Internet Services International Inc., Expires 7/1/09(a)(f)(g)*	0
3,305	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(f)(g)*	0
2,735	IWO Holdings Inc., Expires 1/15/11(a)(f)(g)*	0
1,835	Jazztel PLC, Expires 7/15/10(f)(g)*	0
3,775	Merrill Corp., Class B Shares, Expires 5/1/09(a)(f)(g)*	0
10,149	Viasystems Group Inc., Expires 1/31/10(f)(g)*	0
	TOTAL WARRANTS (Cost — $1,361,919)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $570,277,195)	481,225,239

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2008 Annual Report	25

Schedule of investments continued

July 31, 2008

LEGG MASON PARTNERS HIGH INCOME FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 1.9%
	Sovereign Bonds — 1.2%
	Egypt Treasury Bills:
$16,625,000	Zero coupon bond to yield 7.078% due 11/4/08(f)	$3,050,644
16,125,000	Zero coupon bond to yield 7.094% due 11/11/08(f)	2,952,364
	Total Sovereign Bonds (Cost — $5,868,053)	6,003,008
	Repurchase Agreement — 0.7%
3,353,000	Morgan Stanley tri-party repurchase agreement dated 7/31/08, 2.130% due 8/1/08; Proceeds at maturity — $3,353,198; (Fully collateralized by U.S. government agency obligation, 0.000% due 10/15/19; Market value — $3,439,899) (Cost — $3,353,000)	3,353,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $9,221,053)	9,356,008
	TOTAL INVESTMENTS — 97.6% (Cost — $579,498,248#)	490,581,247
	Other Assets in Excess of Liabilities — 2.4%	12,030,183
	TOTAL NET ASSETS — 100.0%	$502,611,430

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Security is currently in default.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2008.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Illiquid security.

#	Aggregate cost for federal income tax purposes is $581,348,928.

See Notes to Financial Statements.

26	Legg Mason Partners High Income Fund 2008 Annual Report

Statement of assets and liabilities

July 31, 2008

ASSETS:
Investments, at value (Cost — $579,498,248)	$490,581,247
Cash	286,733
Interest receivable	12,519,470
Receivable for securities sold	4,679,967
Premium paid for swaps purchased	185,772
Receivable for Fund shares sold	90,205
Unrealized appreciation on swaps	83,883
Prepaid expenses	790,963
Total Assets	509,218,240
LIABILITIES:
Payable for securities purchased	3,392,844
Distributions payable	2,009,224
Payable for Fund shares repurchased	447,518
Investment management fee payable	258,264
Distribution fees payable	214,112
Trustees’ fees payable	43,720
Payable for open swap contract	23,347
Accrued expenses	217,781
Total Liabilities	6,606,810
TOTAL NET ASSETS	$502,611,430
NET ASSETS:
Par value (Note 6)	$854
Paid-in capital in excess of par value	1,216,667,297
Overdistributed net investment income	(1,916,130)
Accumulated net realized loss on investments, written options and swap contracts	(623,307,473)
Net unrealized depreciation on investments and swap contracts	(88,833,118)
TOTAL NET ASSETS	$502,611,430
Shares Outstanding:
Class A	39,157,691
Class B	12,979,786
Class C	32,036,194
Class I	1,274,169
Net Asset Value:
Class A (and redemption price)	$5.87
Class B1	$5.89
Class C1	$5.90
Class I (and redemption price)	$5.89
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.13

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2008 Annual Report	27

Statement of operations

For the Year Ended July 31, 2008

INVESTMENT INCOME:
Interest	$57,640,205
Dividends	181,427
Total Investment Income	57,821,632
EXPENSES:
Investment management fee (Note 2)	3,573,349
Distribution fees (Notes 2 and 4)	2,957,338
Transfer agent fees (Note 4)	288,844
Shareholder reports (Note 4)	106,658
Audit and tax	61,388
Legal fees	61,243
Registration fees	25,029
Custody fees	16,134
Insurance	11,474
Trustees’ fees	9,632
Miscellaneous expenses	1,728
Total Expenses	7,112,817
Less: Fee waivers and/or expense reimbursements (Note 2)	(35,945)
Fees paid indirectly (Note 1)	(179)
Net Expenses	7,076,693
NET INVESTMENT INCOME	50,744,939
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(18,260,786)
Written options	97,375
Swap contract	(26,630)
Net Realized Loss	(18,190,041)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(44,040,835)
Swap contracts	83,883
Change in Net Unrealized Appreciation/Depreciation	(43,956,952)
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS AND SWAP CONTRACTS	(62,146,993)
DECREASE IN NET ASSETS FROM OPERATIONS	$(11,402,054)

See Notes to Financial Statements.

28	Legg Mason Partners High Income Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED JULY 31,	2008	2007
OPERATIONS:
Net investment income	$50,744,939	$50,989,377
Net realized gain (loss)	(18,190,041)	25,261,226
Change in net unrealized appreciation/depreciation	(43,956,952)	(35,426,035)
Increase (Decrease) in Net Assets From Operations	(11,402,054)	40,824,568
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(51,748,714)	(52,463,403)
Decrease in Net Assets From Distributions to Shareholders	(51,748,714)	(52,463,403)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	31,182,780	65,951,809
Reinvestment of distributions	25,613,089	23,076,397
Cost of shares repurchased	(181,518,241)	(219,255,606)
Net assets of shares issued in connection with merger (Note 7)	—	155,921,079
Increase (Decrease) in Net Assets From Fund Share Transactions	(124,722,372)	25,693,679
INCREASE (DECREASE) IN NET ASSETS	(187,873,140)	14,054,844
NET ASSETS:
Beginning of year	690,484,570	676,429,726
End of year*	$502,611,430	$690,484,570
* Includes overdistributed net investment income of:	$(1,916,130)	$(1,850,031)

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2008 Annual Report	29

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$6.56	$6.64	$6.94	$6.79	$6.62
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.56	0.52	0.53	0.52	0.55
Net realized and unrealized gain (loss)	(0.68)	(0.07)	(0.30)	0.16	0.23
Total income (loss) from operations	(0.12)	0.45	0.23	0.68	0.78
LESS DISTRIBUTIONS FROM:
Net investment income	(0.57)	(0.53)	(0.53)	(0.53)	(0.59)
Return of capital	—	—	—	—	(0.02)
Total distributions	(0.57)	(0.53)	(0.53)	(0.53)	(0.61)
NET ASSET VALUE, END OF YEAR	$5.87	$6.56	$6.64	$6.94	$6.79
Total return[2]	(2.10)%	6.75%	3.38%	10.26%	12.16%
NET ASSETS, END OF YEAR (MILLIONS)	$230	$310	$347	$397	$438
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.93%	0.94%[3]	0.94%	0.98%	1.03%
Net expenses	0.93 [4]	0.94 [3,5]	0.92 [5]	0.96 [5]	1.03
Net investment income	8.78	7.54	7.77	7.47	7.97
PORTFOLIO TURNOVER RATE	51%	63%	55%	18%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.92%.

[4]	There was no impact to the expense ratio as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Partners High Income Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS B SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$6.59	$6.67	$6.97	$6.82	$6.64
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.52	0.49	0.49	0.48	0.51
Net realized and unrealized gain (loss)	(0.69)	(0.06)	(0.30)	0.16	0.25
Total income (loss) from operations	(0.17)	0.43	0.19	0.64	0.76
LESS DISTRIBUTIONS FROM:
Net investment income	(0.53)	(0.51)	(0.49)	(0.49)	(0.56)
Return of capital	—	—	—	—	(0.02)
Total distributions	(0.53)	(0.51)	(0.49)	(0.49)	(0.58)
NET ASSET VALUE, END OF YEAR	$5.89	$6.59	$6.67	$6.97	$6.82
Total return[2]	(2.77)%	6.25%	2.87%	9.65%	11.72%
NET ASSETS, END OF YEAR (MILLIONS)	$76	$118	$180	$273	$353
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.50%	1.42%[3]	1.46%	1.49%	1.55%
Net expenses	1.50 [4]	1.42 [3,5]	1.44 [5]	1.47 [5]	1.55
Net investment income	8.20	7.06	7.22	6.95	7.46
PORTFOLIO TURNOVER RATE	51%	63%	55%	18%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.40%.

[4]	There was no impact to the expense ratio as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2008 Annual Report	31

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$6.59	$6.67	$6.98	$6.82	$6.65
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.53	0.49	0.50	0.49	0.52
Net realized and unrealized gain (loss)	(0.68)	(0.06)	(0.31)	0.17	0.24
Total income (loss) from operations	(0.15)	0.43	0.19	0.66	0.76
LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.51)	(0.50)	(0.50)	(0.57)
Return of capital	—	—	—	—	(0.02)
Total distributions	(0.54)	(0.51)	(0.50)	(0.50)	(0.59)
NET ASSET VALUE, END OF YEAR	$5.90	$6.59	$6.67	$6.98	$6.82
Total return[2]	(2.48)%	6.31%	2.78%	9.90%	11.64%
NET ASSETS, END OF YEAR (MILLIONS)	$189	$255	$142	$191	$230
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.40%	1.39%[3]	1.39%	1.42%	1.48%
Net expenses	1.38 [4,5,6]	1.36 [3,5,6]	1.37 [5]	1.40 [5]	1.48
Net investment income	8.33	7.10	7.30	7.02	7.53
PORTFOLIO TURNOVER RATE	51%	63%	55%	18%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.34%, respectively.

[4]	There was no impact to the expense ratio as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.38%.

See Notes to Financial Statements.

32	Legg Mason Partners High Income Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:
CLASS I SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$6.59	$6.68	$6.98	$6.82	$6.65
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.58	0.54	0.53	0.54	0.56
Net realized and unrealized gain (loss)	(0.69)	(0.07)	(0.28)	0.17	0.25
Total income (loss) from operations	(0.11)	0.47	0.25	0.71	0.81
LESS DISTRIBUTIONS FROM:
Net investment income	(0.59)	(0.56)	(0.55)	(0.55)	(0.62)
Return of capital	—	—	—	—	(0.02)
Total distributions	(0.59)	(0.56)	(0.55)	(0.55)	(0.64)
NET ASSET VALUE, END OF YEAR	$5.89	$6.59	$6.68	$6.98	$6.82
Total return[2]	(1.93)%	6.90%	3.67%	10.72%	12.46%
NET ASSETS, END OF YEAR (MILLIONS)	$8	$7	$7	$148	$178
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.65%	0.65%[3]	0.62%	0.62%	0.71%
Net expenses	0.65 [4]	0.65 [3,5]	0.62 [5]	0.60 [5]	0.71
Net investment income	9.12	7.72	7.66	7.81	8.30
PORTFOLIO TURNOVER RATE	51%	63%	55%	18%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.62%.

[4]	There was no impact to the expense ratio as a result of fees paid indirectly.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners High Income Fund 2008 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option

34	Legg Mason Partners High Income Fund 2008 Annual Report

written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront

Legg Mason Partners High Income Fund 2008 Annual Report	35

Notes to financial statements continued

payments are recorded as realized gain or loss on the Statement of Operations and are amortized over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

36	Legg Mason Partners High Income Fund 2008 Annual Report

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	OVERDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$53,168,760	$(53,168,760)
(b)	$937,676	(937,676)	—
(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, income from mortgage-backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the net assets managed by Western Asset Limited.

Legg Mason Partners High Income Fund 2008 Annual Report	37

Notes to financial statements continued

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.38%.

During the year ended July 31, 2008, the Fund was reimbursed for expenses amounting to $35,945.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2008, LMIS and its affiliates received sales charges of approximately $13,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$1,000	$151,000	$8,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of July 31, 2008, the Fund had accrued $26,184 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

38	Legg Mason Partners High Income Fund 2008 Annual Report

3. Investments

During the year ended July 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$291,270,119
Sales	414,629,392

At July 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,421,325
Gross unrealized depreciation	(94,189,006)
Net unrealized depreciation	$(90,767,681)

During the year ended July 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Written options, outstanding July 31, 2007	—	—
Options written	8,200,000	$194,750
Options expired	(4,100,000)	(97,375)
Options assigned	(4,100,000)	(97,375)
Written options, outstanding July 31, 2008	—	—

At July 31, 2008, the Fund held the following credit default swap contract:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND		UNREALIZED APPRECIATION
Credit Default Swap:
Barclay’s Capital Inc. (CDX North America Crossover Index)	$4,100,000	6/20/13	5.000% quarterly	(a	)	$83,883

(a)	As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

†	Percentage shown is an annual percentage rate.

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners High Income Fund 2008 Annual Report	39

Notes to financial statements continued

For the year ended July 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$670,678	$101,817	$32,138
Class B	726,605	90,303	26,511
Class C	1,560,055	96,248	47,463
Class I	—	476	546
Total	$2,957,338	$288,844	$106,658

5. Distributions to shareholders by class

	YEAR ENDED JULY 31, 2008	YEAR ENDED JULY 31, 2007
Net Investment Income:
Class A	$23,996,597	$26,786,341
Class B	8,105,061	11,149,087
Class C	18,946,486	14,083,986
Class I	700,570	443,989
Total	$51,748,714	$52,463,403

6. Shares of beneficial interest

At July 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED JULY 31, 2008		YEAR ENDED JULY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	2,973,061	$18,784,577	6,354,704	$43,871,376
Shares issued on reinvestment	1,786,488	11,259,400	1,720,297	11,839,827
Shares repurchased	(12,902,822)	(82,261,915)	(13,034,017)	(89,789,219)
Net decrease	(8,143,273)	$(52,217,938)	(4,959,016)	$(34,078,016)

40	Legg Mason Partners High Income Fund 2008 Annual Report

	YEAR ENDED JULY 31, 2008		YEAR ENDED JULY 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class B
Shares sold	342,899	$2,171,549	949,596	$6,548,989
Shares issued on reinvestment	499,707	3,166,982	597,158	4,121,711
Shares repurchased	(5,761,993)	(36,736,922)	(10,635,711)	(73,504,571)
Net decrease	(4,919,387)	$(31,398,391)	(9,088,957)	$(62,833,871)
Class C
Shares sold	1,235,979	$7,891,103	1,891,733	$13,176,486
Shares issued on reinvestment	1,671,464	10,592,202	1,006,475	6,968,628
Shares repurchased	(9,523,461)	(60,755,421)	(6,913,905)	(47,920,064)
Shares issued with merger	—	—	21,354,459	150,273,765
Net increase (decrease)	(6,616,018)	$(42,272,116)	17,338,762	$122,498,815
Class I
Shares sold	359,768	$2,335,551	348,123	$2,354,958
Shares issued on reinvestment	94,313	594,505	21,097	146,231
Shares repurchased	(275,229)	(1,763,983)	(1,151,622)	(8,041,752)
Shares issued with merger	—	—	802,506	5,647,314
Net increase	178,852	$1,166,073	20,104	$106,751

7. Transfer of net assets

On March 16, 2007, the Fund acquired the assets and certain liabilities of Legg Mason High Yield Portfolio (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE HIGH YIELD PORTFOLIO	TOTAL NET ASSETS OF THE FUND
Legg Mason High Yield Portfolio	22,156,965	$155,921,079	$631,070,897

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $4,786,330 and accumulated net realized loss of $150,925,805. Total net assets of the Fund immediately after the transfer were $786,991,976. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Legg Mason Partners High Income Fund 2008 Annual Report	41

Notes to financial statements continued

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily 08/29/2008	$0.050927	$0.048754	$0.048915	$0.052764

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary Income	$51,748,714	$52,463,403

As of July 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(604,414,518)
Other book/tax temporary differences(a)	(18,958,405)
Unrealized appreciation/(depreciation)(b)	(90,683,798)
Total accumulated earnings/(losses) — net	$(714,056,721)
*	As of July 31, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
7/31/2009	$(143,558,396)
7/31/2010	(302,952,815)
7/31/2011	(139,767,629)
7/31/2012	(16,108,849)
7/31/2016	(2,026,829)
$(604,414,518)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds including the Fund (the “Affected Funds”).

42	Legg Mason Partners High Income Fund 2008 Annual Report

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent,

Legg Mason Partners High Income Fund 2008 Annual Report	43

Notes to financial statements continued

SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the

44	Legg Mason Partners High Income Fund 2008 Annual Report

cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph

Legg Mason Partners High Income Fund 2008 Annual Report	45

Notes to financial statements continued

Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

12. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of

46	Legg Mason Partners High Income Fund 2008 Annual Report

fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its October 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners High Income Fund 2008 Annual Report	47

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners High Income Fund, a series of Legg Mason Partners Income Trust, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners High Income Fund as of July 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2008

48	Legg Mason Partners High Income Fund 2008 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners High Income Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners High Income Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

50	Legg Mason Partners High Income Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners High Income Fund	51

Additional information (unaudited) continued

Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

52	Legg Mason Partners High Income Fund

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	68
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	138
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)

Legg Mason Partners High Income Fund	53

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

54	Legg Mason Partners High Income Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners High Income Fund	55

Legg Mason Partners High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing (formerly, PFPC Inc.)

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS HIGH INCOME FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	In the Pensions & Investments May 27, 2008 ranking, Legg Mason is the 9th largest asset manager in the world based on worldwide assets under management as of December 31, 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0429 9/08 SR08-649

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2007 and July 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $169,800 in 2007 and $190,600 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $28,171 in 2007 and $4,500 in 2008. These services consisted of procedures performed in connection with the review of Form N-1A and issuance of the Consent Letter dated November 26, 2007. In 2007, services consisted of procedures performed in connection with Re-domiciliation of the various reviews of Prospectus supplements and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $31,600 in 2007 and $26,250 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $8,800 in 2007 and $7,200 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for September 21, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes duly impairs the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services duly not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	October 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	October 8, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	October 8, 2008